UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-22215

International Growth and Income Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: June 30

Date of reporting period: December 31, 2009

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

International Growth and Income Fund

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Semi-annual report for the six months ended December 31, 2009

International Growth and Income FundSM seeks to provide long-term growth of capital with current income by investing primarily in the stocks of larger, well-established companies outside the U.S.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2009:

			Lifetime
Class A shares	1 year	5 years	(since 10/1/08)

Reflecting 5.75% maximum sales charge	27.51%	—	13.42%

The annualized total operating expense ratio was 1.11% for Class A shares as of the most recent fiscal year-end. This figure is based on data for a partial year. Note that the expense ratio shown above differs from those shown in the Financial Highlights table on pages 28 and 29 and the Expense Example on pages 30 and 31, which are annualized for the six-month period ended December 31, 2009.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 1, 2008, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details.

The fund’s 30-day yield for Class A shares as of January 31, 2010, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 2.55%.

Results for other share classes can be found on page 36.

Equity investments are subject to market fluctuations. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow shareholders:

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Stock markets posted strong gains for the six months ended December 31, 2009, as the global economy continued to improve and a number of countries started growing again.

International Growth and Income Fund did well in this environment, producing a total return of 22.93% for the period. The fund’s results were slightly better than its benchmark, the MSCI World ex USA Index, which returned 22.40%. The index, which tracks more than 20 markets in developed countries, is unmanaged and its returns do not include expenses. The Lipper International Funds Index, a peer group measure, gained 22.88% for the period.

The fund’s total return includes an income return of 1.16% based on dividends totaling 28.7 cents a share. In December, the fund also made a capital gain distribution of 37.1 cents per share.

Markets overview
The fiscal year began July 1, 2009, shortly after stock markets around the world had begun a remarkable turnaround. Governments reacted to the recent financial crisis with aggressive, coordinated stimulus measures — the United States, China and European countries, among others, injected hundreds of billions of dollars into their economies in an effort to bolster stability and restore confidence in financial markets.

[Begin Sidebar]
Results at a glance
For periods ended December 31, 2009, with all distributions reinvested

	Total returns		Average annual total returns Lifetime (since
	Six months	1 year	10/1/2008)
International Growth and
Income Fund (Class A shares)	22.93%	35.29%	18.95%

MSCI World ex USA Index*	22.40	34.39	4.09

Lipper International Funds Index†	22.88	35.30	5.45

*The index is unmanaged and its results do not reflect the effect of sales charges, commissions or expenses.
† Figures do not reflect the effect of sales charges.
[End Sidebar]

Mild inflation, together with historically low interest rates, helped fuel growth, and several economies in Europe and the Asia/Pacific region emerged from recession. For the six-month period, most regional markets achieved double-digit gains. Notable exceptions were heavily indebted nations, Japan and Greece, which still managed to post gains* of 3.63% and 3.06%, respectively, for U.S. investors. Currency trends had a positive effect on returns for fund shareholders, as a number of local currencies strengthened against the U.S. dollar.

*Country returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of gross dividends.

Some of the most impressive results of the period came from markets in the Asia/Pacific region. These included Australia, Korea and Taiwan, which rose 39.78%, 37.60% and 33.11%, respectively. Despite concerns about high unemployment and mounting public debt, most European markets also reported strong gains. Major European markets represented in the fund’s portfolio included France (up 29.46%), Germany (25.92%), the United Kingdom (26.80%) and the Netherlands (36.27%).

Developing countries continued to be a source of strength during the period. While International Growth and Income Fund invests primarily in companies based in developed countries, its holdings provide exposure to a variety of markets, as you can see in the chart on page 3. This includes some of the larger developing markets, such as Brazil (up 44.15%) and China (18.17%).

[Begin Sidebar]
Largest equity holdings
(as of December 31, 2009)
		Percent of
Company	Country	net assets

TOTAL SA	France	2.6%
British American Tobacco PLC	United Kingdom	2.5
Royal Dutch Shell PLC, Class B	United Kingdom	2.5
Telefónica, SA	Spain	2.4
Koninklijke KPN NV	Netherlands	2.2
Tesco PLC	United Kingdom	2.2
Anheuser-Busch InBev NV	Belgium	2.1
Bank of Nova Scotia	Canada	1.9
Prudential PLC	United Kingdom	1.9
Unilever NV, depository receipts	Netherlands	1.8
[End Sidebar]

[Begin Sidebar]
Where the fund’s assets were invested
Percent of net assets by country as of December 31, 2009

	International Growth and Income Fund	MSCI World ex USA Index*

■ Europe	55.6%	60.7%
United Kingdom	15.2	19.6
France	13.6	10.0
Netherlands	5.2	2.4
Germany	4.4	7.3
Switzerland	4.2	7.0
Spain	2.7	4.2
Belgium	2.1	.9
Czech Republic	1.5	—
Norway	1.5	.7
Sweden	1.2	2.3
Italy	1.2	3.1
Ireland	.9	.3
Finland	.8	1.0
Russia	.7	—
Greece	.4	.5
Denmark	—	.8
Austria	—	.3
Portugal	—	.3

■ Asia/Pacific	22.1	29.9
Japan	7.6	18.7
Australia	7.3	7.6
Taiwan	3.5	—
Hong Kong	2.0	2.1
China	1.2	—
South Korea	.5	—
Singapore	—	1.4
New Zealand	—	.1

■ The Americas	10.7	9.4
Brazil	4.7	—
Canada	3.9	9.4
Mexico	2.0	—
Jamaica	.1	—

■ Other	1.6	—
South Africa	1.6	—

■Short-term securities &
other assets less liabilities	10.0	—

Total	100.0%	100.0%

*The MSCI World ex USA Index is weighted by market capitalization.
[End Sidebar]

A look at the portfolio
Country and sector returns can offer valuable perspective, but in building a portfolio our investment professionals focus chiefly on rigorous fundamental research of individual companies. We look to invest in what we believe are attractively valued companies with solid long-term prospects, regardless of where they are domiciled. What’s more, many of the larger, established companies that the fund has invested in operate in markets across the globe.

Along with long-term growth of capital, current income is an objective of the fund. To achieve those objectives, we also generally focus on companies that pay relatively attractive dividends.

This focus on solid individual companies helped the fund’s returns. During the six-month period, more than 90% of the fund’s holdings posted positive results, and each of its 10 largest holdings (shown in the table on page 2) registered double-digit returns. Among the most impressive were U.K. insurance provider Prudential (up 49.98%), brewer Anheuser-Busch InBev (42.65%), consumer products maker Unilever (34.96%) and European telecom company Koninklijke KPN (23.08%).

While gains were spread across a number of sectors, the financial sector included some of the strongest results. These included the previously mentioned Prudential, our ninth-largest holding, and Itaú Unibanco (54.08%). Other financial holdings included ANZ Group Holdings (53.86%), QBE Insurance Group (43.00%), Banco Santander (36.09%) and HSBC Holdings (35.86%).

The fund ended the first half of its fiscal year with 9.7% of assets in cash and short-term securities, compared with 11.9% at the end of the last fiscal year.

Looking forward
We are pleased with the strength of the turnaround in the equity markets since early March. The global economy continues to show signs of improvement. What’s more, we are optimistic that the recovery may continue throughout the year. However, a number of challenges lie ahead, and we caution our investors that the recovery could be slow and uneven. These headwinds include possible interest rate changes, rising public debt, the impact of the removal of government stimulus, and the potential for protectionist measures. A shift in the relationship between the dollar and local currencies around the world could also have an impact on returns.

We are bracing for market volatility in the near term as world markets grapple with these challenges. That said, it is important to remember that in periods of uncertainty and volatility, opportunity often arises. Whatever form the recovery takes, we will continue to do what we do best: conduct intense fundamental research in search of strong companies that we can invest in at what we believe are reasonable prices. As always, we take a long-term view of investing and encourage you to do the same.

We are greatly encouraged by the fund’s progress in only our second year. The fund weathered a severe downturn and participated in a strong recovery, and is up 24.21% on a cumulative total return basis since inception. In this short time, the fund’s net assets have also risen to $3.5 billion. We thank you for your confidence in our investment philosophy and look forward to reporting back to you at the end of the fiscal year.

Cordially,

/s/ Steven T. Watson

Steven T. Watson
Vice Chairman of the Board

/s/ Carl M. Kawaja

Carl M. Kawaja
President

February 11, 2010

For current information about the fund, visit americanfunds.com.

Summary investment portfolio, December 31, 2009
unaudited

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification	Percent of net assets
Financials	18.04%
Consumer staples	12.58
Telecommunication services	9.70
Industrials	7.83
Information technology	7.68
Other industries	28.97
Preferred stocks	0.43
Convertible securities	0.50
Bonds & notes	4.28
Short-term securities & other assets less liabilities	9.99
[end pie chart]

Country diversification	(percent of net assets)
Euro zone*	31.3%
United Kingdom	15.2
Japan	7.6
Australia	7.3
Brazil	4.7
Switzerland	4.2
Canada	3.9
Taiwan	3.5
Mexico	2.0
Hong Kong	2.0
Other countries	8.3
Short-term securities & other assets less liabilities	10.0

*Countries using the euro as a common currency; those represented in the fund's portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

			Percent
		Value	of net
Common stocks - 84.80%	Shares	(000)	assets

Financials - 18.04%
Bank of Nova Scotia	1,424,000	66,962	1.92
Prudential PLC (1)	6,340,000	64,670	1.86
HSBC Holdings PLC (Hong Kong) (1)	4,348,000	49,505
HSBC Holdings PLC (United Kingdom) (1)	1,000,000	11,427	1.75
QBE Insurance Group Ltd. (1)	2,254,700	51,460	1.48
AXA SA (1)	2,016,939	47,666	1.37
Australia and New Zealand Banking Group Ltd. (1)	1,874,945	38,145	1.10
Itaú Unibanco Holding SA, preferred nominative	1,590,000	35,304	1.01
UBS AG (1) (2)	2,267,000	34,787	1.00
Fairfax Financial Holdings Ltd.	70,000	27,297	.78
Sampo Oyj, Class A (1)	1,110,000	26,920	.77
BNP Paribas SA (1)	325,297	25,652	.74
ING Groep NV, depository receipts (1) (2)	2,157,252	20,839	.60
Other securities		127,405	3.66
		628,039	18.04

Consumer staples - 12.58%
British American Tobacco PLC (1)	2,700,000	87,703	2.52
Tesco PLC (1)	10,867,000	74,762	2.15
Anheuser-Busch InBev NV (1)	1,402,240	72,392	2.08
Unilever NV, depository receipts (1)	1,890,700	61,564	1.77
Kimberly-Clark de México, SAB de CV, Class A	8,405,000	37,643	1.08
Coca-Cola Amatil Ltd. (1)	2,563,626	26,416	.76
Other securities		77,400	2.22
		437,880	12.58

Telecommunication services - 9.70%
Telefónica, SA (1)	2,968,000	82,662	2.37
Koninklijke KPN NV (1)	4,437,700	75,216	2.16
Telefónica 02 Czech Republic, AS (1)	2,357,000	53,567	1.54
Taiwan Mobile Co., Ltd. (1)	14,430,000	28,072	.81
Other securities		98,390	2.82
		337,907	9.70

Industrials - 7.83%
Schneider Electric SA (1)	526,102	60,905	1.75
Mitsubishi Corp. (1)	1,771,200	44,063	1.26
Orkla AS (1)	3,789,000	36,964	1.06
Other securities		130,804	3.76
		272,736	7.83

Information technology - 7.68%
Nintendo Co., Ltd. (1)	233,000	55,269	1.59
MediaTek Inc. (1)	2,810,000	48,852	1.40
Cielo SA, ordinary nominative	4,109,000	36,174	1.04
Taiwan Semiconductor Manufacturing Co. Ltd. (1)	17,991,506	36,130	1.04
Canon, Inc. (1)	844,000	35,701	1.02
Other securities		55,452	1.59
		267,578	7.68

Utilities - 7.60%
Hongkong Electric Holdings Ltd. (1)	10,871,000	59,074	1.70
GDF Suez (1)	1,177,340	51,040	1.46
SUEZ Environnement Co. (1)	1,714,000	39,567	1.14
E.ON AG (1)	810,000	33,791	.97
Other securities		81,165	2.33
		264,637	7.60

Materials - 6.94%
L'Air Liquide SA, non-registered shares (1)	352,000	41,521	1.19
K+S AG (1)	638,000	36,648	1.05
Impala Platinum Holdings Ltd. (1)	1,225,000	33,324	.96
CRH PLC (1)	1,186,072	32,104	.92
BHP Billiton PLC (ADR)	394,600	25,195	.73
Other securities		72,793	2.09
		241,585	6.94

Energy - 6.60%
TOTAL SA (1)	1,412,300	90,436	2.60
Royal Dutch Shell PLC, Class B (1)	3,001,000	87,563	2.51
Other securities		51,815	1.49
		229,814	6.60

Health care - 4.61%
Roche Holding AG (1)	211,700	35,974	1.03
Novartis AG (1)	555,000	30,204	.87
Other securities		94,358	2.71
		160,536	4.61

Consumer discretionary - 3.03%
Toyota Motor Corp. (1)	1,014,300	42,642	1.22
H & M Hennes & Mauritz AB, Class B (1)	479,700	26,565	.76
Other securities		36,369	1.05
		105,576	3.03

Miscellaneous - 0.19%
Other common stocks in initial period of acquisition		6,536	.19

Total common stocks (cost: $2,410,829,000)		2,952,824	84.80

			Percent
		Value	of net
Preferred stocks - 0.43%		(000)	assets

Financials - 0.43%
Other securities		15,055	.43

Total preferred stocks (cost: $11,645,000)		15,055	.43

			Percent
		Value	of net
Convertible securities - 0.50%		(000)	assets

Materials - 0.32%
Other securities		11,189	.32

Miscellaneous - 0.18%
Other convertible securities in initial period of acquisition		6,284	.18

Total convertible securities (cost: $13,750,000)		17,473	.50

	Principal		Percent
	amount	Value	of net
Bonds & notes - 4.28%	(000)	(000)	assets

Financials - 1.31%
Other securities		45,637	1.31

Bonds & notes of governments outside the U.S. - 1.16%
Brazilian Treasury Bill 0% 2010	BRL 40,200	23,056
Brazil (Federal Republic of) 10.00% 2012 (1)	31,000	17,233	1.16
		40,289	1.16

Consumer staples - 0.48%
British American Tobacco International Finance PLC 8.125%-9.50% 2013-2018 (3)	$14,159	16,611	.48

Other - 1.33%
Other securities		46,418	1.33

Total bonds & notes (cost: $110,895,000)		148,955	4.28

	Principal		Percent
	amount	Value	of net
Short-term securities - 9.67%	(000)	(000)	assets

International Bank for Reconstruction and Development 0.15%-0.17% due 2/1-3/15/2010	62,300	62,294	1.79
Freddie Mac 0.12%-0.31% due 3/2-9/14/2010	50,000	49,970	1.43
General Electric Capital Corp. 0.01%-0.21% due 1/4-4/26/2010	35,900	35,881	1.03
Park Avenue Receivables Co., LLC 0.16% due 1/19/2010 (3)	15,700	15,699
JPMorgan Chase Funding Inc. 0.18% due 1/19/2010 (3)	13,000	12,998	.82
National Australia Funding (Delaware) Inc. 0.20% due 1/14/2010 (3)	25,000	24,998	.72
ING (U.S.) Funding LLC 0.18% due 2/16/2010	25,000	24,993	.72
GDF SUEZ 0.19% due 1/7/2010 (3)	23,800	23,799	.68
Bank of Nova Scotia 0.15% due 1/19/2010	15,500	15,499	.45
BNP Paribas Finance Inc. 0.16% due 1/11/2010	13,500	13,499	.39
Other securities		57,096	1.64

Total short-term securities (cost: $336,708,000)		336,726	9.67

Total investment securities (cost: $2,883,827,000)		3,471,033	99.68
Other assets less liabilities		11,078	.32

Net assets		$3,482,111	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $2,622,088,000, which represented 75.30% of the net assets of the fund. This amount includes $2,604,855,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $185,172,000, which represented 5.32% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
BRL = Brazilian reais

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities		unaudited
at December 31, 2009	(dollars in thousands)

Assets:
Investment securities, at value (cost: $2,883,827)		$3,471,033
Cash denominated in currencies other than U.S. dollars (cost: $2,639)		2,639
Cash		130
Receivables for:
Sales of investments	$1,332
Sales of fund's shares	28,482
Dividends and interest	6,154	35,968
		3,509,770
Liabilities:
Payables for:
Purchases of investments	20,801
Repurchases of fund's shares	3,555
Investment advisory services	1,528
Services provided by affiliates	1,157
Directors' deferred compensation	275
Other	343	27,659
Net assets at December 31, 2009		$3,482,111

Net assets consist of:
Capital paid in on shares of capital stock		$2,874,490
Undistributed net investment income		2,190
Undistributed net realized gain		18,136
Net unrealized appreciation		587,295
Net assets at December 31, 2009		$3,482,111

	(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 1,000,000 shares, $.001 par value (116,913 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$2,546,331	85,482	$29.79
Class B	33,202	1,117	29.74
Class C	171,465	5,768	29.73
Class F-1	275,832	9,261	29.78
Class F-2	193,645	6,500	29.79
Class 529-A	28,214	948	29.77
Class 529-B	1,104	37	29.71
Class 529-C	6,188	208	29.68
Class 529-E	1,008	34	29.77
Class 529-F-1	544	18	29.80
Class R-1	3,041	102	29.74
Class R-2	8,560	288	29.72
Class R-3	7,276	244	29.77
Class R-4	3,255	109	29.79
Class R-5	16,279	545	29.88
Class R-6	186,167	6,252	29.78

(*)Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $31.61 and $31.59, respectively.

See Notes to Financial Statements

Statement of operations		unaudited
for the six months ended December 31, 2009		(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $3,232)	$31,527
Interest	9,110	$40,637

Fees and expenses*:
Investment advisory services	7,783
Distribution services	3,596
Transfer agent services	914
Administrative services	352
Reports to shareholders	47
Registration statement and prospectus	475
Directors' compensation	121
Auditing and legal	13
Custodian	221
State and local taxes	1
Other	241
Total fees and expenses before reimbursements/waivers	13,764
Less reimbursements/waivers of fees and expenses:
Investment advisory services	215
Administrative services	2
Other	125
Total fees and expenses after reimbursements/waivers		13,422
Net investment income		27,215

Net realized gain and unrealized
appreciation on investments
and currency:
Net realized gain (loss) on:
Investments	61,618
Currency transactions	(992)	60,626
Net unrealized appreciation (depreciation) on:
Investments	408,560
Currency translations	(291)	408,269
Net realized gain and
unrealized appreciation
on investments and currency		468,895
Net increase in net assets resulting
from operations		$496,110

(*)Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)

	Six months ended December 31, 2009	For the period October 1, 2008† to June 30, 2009
Operations:
Net investment income	$27,215	$33,836
Net realized gain on investments and currency transactions	60,626	321
Net unrealized appreciation on investments and currency translations	408,269	179,026
Net increase in net assets resulting from operations	496,110	213,183

Dividends and distributions paid to shareholders:
Dividends from net investment income	(27,930)	(31,718)
Distributions from net realized gain on investments	(40,863)	-
Total dividends and distributions paid to shareholders	(68,793)	(31,718)

Net capital share transactions	1,151,960	1,721,369

Total increase in net assets	1,579,277	1,902,834

Net assets:
Beginning of period	1,902,834	-
End of period (including undistributed net investment income: $2,190
and $2,905, respectively)	$3,482,111	$1,902,834

(*)Unaudited.
(†)Commencement of operations.

See Notes to Financial Statements

Notes to financial statements
                unaudited

1. Organization and significant accounting policies

Organization – International Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital with current income by investing primarily in the stocks of larger, well-established companies outside the U.S.

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization is expected to be completed in 2010; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the U.S. may also be subject to many of these risks.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund commenced operations on October 1, 2008; therefore, the fund’s only tax year, 2008, remains open for examination by U.S. federal and state tax authorities.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the six months ended December 31, 2009, the fund reclassified $1,106,000 from undistributed net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of June 30, 2009, the fund had tax basis undistributed ordinary income of $1,232,000 and capital loss deferrals (realized during the period November 1, 2008, through June 30, 2009) of $521,000.

As of December 31, 2009, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Gross unrealized appreciation on investment securities	$601,472
Gross unrealized depreciation on investment securities	(14,839)
Net unrealized appreciation on investment securities	586,633
Cost of investment securities	2,884,400

Ordinary income distributions paid to shareholders from net investment income and currency gains were as follows (dollars in thousands):

Share class	Six months ended December 31, 2009	For the period October 1, 2008(*) to June 30, 2009
Class A	$50,566	$23,989
Class B	571	246
Class C	2,881	1,155
Class F-1	5,482	2,863
Class F-2	4,211	1,788
Class 529-A	499	143
Class 529-B	19	6
Class 529-C	92	22
Class 529-E	17	6
Class 529-F-1	9	2
Class R-1	52	23
Class R-2	141	43
Class R-3	128	42
Class R-4	65	32
Class R-5	344	523
Class R-6(†)	3,716	835
Total	$68,793	$31,718

(*)Commencement of operations.
(†)Class R-6 was offered beginning May 1, 2009.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees were based on a declining series of annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.530% on such assets in excess of $1 billion. The board of directors approved an amended agreement effective January 1, 2010, that continues this series of rate reductions to include additional annual rates of 0.500%, 0.480% and 0.470% over $1.5 billion, $2.5 billion and $4 billion, respectively. Prior to the effective date of the agreement, CRMC voluntarily reduced fees for investment advisory services to the rates provided by the amended agreement. As a result, for the six months ended December 31, 2009, total investment advisory services fees waived by CRMC were $215,000. The fee shown on the accompanying financial statements of $7,783,000, which was equivalent to an annualized rate of 0.571%, was reduced to $7,568,000, or 0.555% of average daily net assets.

CRMC has agreed to reimburse a portion of the fees and expenses of the fund during its start-up period. This reimbursement may be adjusted or discontinued by CRMC at any time. For the six months ended December 31, 2009, total fees and expenses reimbursed by CRMC were $125,000. Fees and expenses in the statement of operations are presented gross of any reimbursements from CRMC.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of December 31, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the six months ended December 31, 2009, the total administrative services fees paid by CRMC were $2,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the six months ended December 31, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$2,453	$902	Not applicable	Not applicable	Not applicable
Class B	132	12	Not applicable	Not applicable	Not applicable
Class C	645	Included in administrative services	$71	$10	Not applicable
Class F-1	276		118	9	Not applicable
Class F-2	Not applicable		59	4	Not applicable
Class 529-A	17		7	1	$9
Class 529-B	4		-*	-*	1
Class 529-C	18		2	-*	2
Class 529-E	2		-*	-*	-*
Class 529-F-1	-		-*	-*	-*
Class R-1	12		1	1	Not applicable
Class R-2	22		3	10	Not applicable
Class R-3	12		2	2	Not applicable
Class R-4	3		1	-*	Not applicable
Class R-5	Not applicable		7	-*	Not applicable
Class R-6	Not applicable		32	-*	Not applicable
Total	$3,596	$914	$303	$37	$12
*Amount less than one thousand.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 2008, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $121,000, shown on the accompanying financial statements, includes $85,000 in current fees (either paid in cash or deferred) and a net increase decrease of $36,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2009 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Financials	$129,563	$498,476	*	$-	$628,039
Consumer staples	50,041	387,839	*	-	437,880
Telecommunication services	42,816	295,091	*	-	337,907
Industrials	22,892	249,844	*	-	272,736
Information technology	36,174	231,404	*	-	267,578
Utilities	21,306	243,331	*	-	264,637
Materials	45,177	196,408	*	-	241,585
Energy	-	229,814	*	-	229,814
Health care	-	160,536	*	-	160,536
Consumer discretionary	-	105,576	*	-	105,576
Miscellaneous	-	6,536	*	-	6,536
Preferred stocks	-	15,055		-	15,055
Convertible securities	-	17,473		-	17,473
Bonds & notes	-	148,955		-	148,955
Short-term securities	-	336,726		-	336,726
Total	$347,969	$3,123,064		$-	$3,471,033

(*) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $2,604,855,000 of investment securities were classified as Level 2 instead of Level 1.

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions			Repurchases(1)		Net increase (decrease)
	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Six months ended December 31, 2009
Class A	$924,223	32,151	$48,583	1,658		$(164,374)	(5,769)	$808,432	28,040
Class B	13,615	474	550	19		(3,448)	(121)	10,717	372
Class C	70,619	2,452	2,738	93		(8,551)	(300)	64,806	2,245
Class F-1	99,835	3,465	4,968	170		(27,950)	(978)	76,853	2,657
Class F-2	59,757	2,095	3,781	129		(14,479)	(503)	49,059	1,721
Class 529-A	16,825	583	498	17		(916)	(31)	16,407	569
Class 529-B	500	18	18	1		(20)	(1)	498	18
Class 529-C	4,064	140	92	3		(198)	(7)	3,958	136
Class 529-E	553	19	17	1		(72)	(3)	498	17
Class 529-F-1	404	13	9	-	(2)	(7)	- (2)	406	13
Class R-1	1,011	35	28	1		(68)	(3)	971	33
Class R-2	4,878	170	118	4		(491)	(18)	4,505	156
Class R-3	4,174	145	103	3		(335)	(12)	3,942	136
Class R-4	1,271	43	39	1		(307)	(10)	1,003	34
Class R-5	8,241	313	342	12		(891)	(31)	7,692	294
Class R-6	103,517	3,726	3,716	127		(5,020)	(168)	102,213	3,685
Total net increase
(decrease)	$1,313,487	45,842	$65,600	2,239		$(227,127)	(7,955)	$1,151,960	40,126

For the period October 1, 2008(3) to June 30, 2009
Class A	$1,603,055	71,931	$22,459	951		$(337,133)	(15,440)	$1,288,381	57,442
Class B	19,871	892	238	10		(3,432)	(157)	16,677	745
Class C	94,262	4,243	1,084	46		(16,463)	(766)	78,883	3,523
Class F-1	202,238	9,160	2,522	107		(58,705)	(2,663)	146,055	6,604
Class F-2	123,875	5,175	1,397	58		(9,869)	(454)	115,403	4,779
Class 529-A	8,565	383	142	6		(233)	(10)	8,474	379
Class 529-B	454	20	6	-	(2)	(18)	(1)	442	19
Class 529-C	1,681	75	22	1		(84)	(4)	1,619	72
Class 529-E	383	17	6	-	(2)	(13)	- (2)	376	17
Class 529-F-1	105	5	2	-	(2)	- (2)	- (2)	107	5
Class R-1	1,749	74	9	-	(2)	(102)	(5)	1,656	69
Class R-2	3,146	136	28	1		(109)	(5)	3,065	132
Class R-3	2,664	116	25	1		(187)	(9)	2,502	108
Class R-4	1,760	75	14	-	(2)	(8)	- (2)	1,766	75
Class R-5	120,587	5,442	470	22		(124,674)	(5,213)	(3,617)	251
Class R-6(4)	58,826	2,536	835	34		(81)	(3)	59,580	2,567
Total net increase
(decrease)	$2,243,221	100,280	$29,259	1,237		$(551,111)	(24,730)	$1,721,369	76,787

(1)Includes exchanges between share classes of the fund.
(2)Amount less than one thousand.
(3)Commencement of operations.
(4)Class R-6 was offered beginning May 1, 2009.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $1,201,909,000 and $217,558,000, respectively, during the six months ended December 31, 2009.

8. Subsequent events

As of February 11, 2010, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights(1)

			Income from investment operations(2)			Dividends and distributions
		Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3)(4)	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers(4)		Ratio of net income to average net assets(4)
Class A:	Six months ended 12/31/2009(5)	$24.78	$.29	$5.38	$5.67	$(.29)	$(.37)	$(.66)	$29.79	22.93%	$2,546		.99	%(6)	.96	%(6)	2.02	%(6)
	Period from 10/1/2008(7) to 6/30/2009	25.00	.62	(.39)	.23	(.45)	-	(.45)	24.78	1.04	1,424		1.11	(6)	1.06	(6)	3.73	(6)
Class B:	Six months ended 12/31/2009(5)	24.75	.18	5.37	5.55	(.19)	(.37)	(.56)	29.74	22.48	33		1.75	(6)	1.72	(6)	1.25	(6)
	Period from 10/1/2008(7) to 6/30/2009	25.00	.53	(.42)	.11	(.36)	-	(.36)	24.75	.49	18		1.81	(6)	1.77	(6)	3.16	(6)
Class C:	Six months ended 12/31/2009(5)	24.75	.17	5.37	5.54	(.19)	(.37)	(.56)	29.73	22.43	172		1.78	(6)	1.75	(6)	1.20	(6)
	Period from 10/1/2008(7) to 6/30/2009	25.00	.51	(.41)	.10	(.35)	-	(.35)	24.75	.48	87		1.84	(6)	1.80	(6)	3.07	(6)
Class F-1:	Six months ended 12/31/2009(5)	24.78	.29	5.37	5.66	(.29)	(.37)	(.66)	29.78	22.90	276		1.02	(6)	.99	(6)	2.00	(6)
	Period from 10/1/2008(7) to 6/30/2009	25.00	.63	(.39)	.24	(.46)	-	(.46)	24.78	1.06	164		1.07	(6)	1.03	(6)	3.76	(6)
Class F-2:	Six months ended 12/31/2009(5)	24.79	.33	5.37	5.70	(.33)	(.37)	(.70)	29.79	23.06	194		.73	(6)	.70	(6)	2.29	(6)
	Period from 10/1/2008(7) to 6/30/2009	25.00	.60	(.31)	.29	(.50)	-	(.50)	24.79	1.28	119		.82	(6)	.76	(6)	3.57	(6)
Class 529-A:	Six months ended 12/31/2009(5)	24.77	.27	5.38	5.65	(.28)	(.37)	(.65)	29.77	22.86	28		1.04	(6)	1.01	(6)	1.89	(6)
	Period from 10/1/2008(7) to 6/30/2009	25.00	.70	(.49)	.21	(.44)	-	(.44)	24.77	.96	9		1.20	(6)	1.16	(6)	4.16	(6)
Class 529-B:	Six months ended 12/31/2009(5)	24.74	.16	5.36	5.52	(.18)	(.37)	(.55)	29.71	22.36	1		1.86	(6)	1.83	(6)	1.13	(6)
	Period from 10/1/2008(7) to 6/30/2009	25.00	.50	(.41)	.09	(.35)	-	(.35)	24.74	.43	-	(8)	1.93	(6)	1.88	(6)	3.00	(6)
Class 529-C:	Six months ended 12/31/2009(5)	24.72	.15	5.37	5.52	(.19)	(.37)	(.56)	29.68	22.39	6		1.86	(6)	1.83	(6)	1.03	(6)
	Period from 10/1/2008(7) to 6/30/2009	25.00	.65	(.57)	.08	(.36)	-	(.36)	24.72	.41	2		1.91	(6)	1.88	(6)	3.81	(6)
Class 529-E:	Six months ended 12/31/2009(5)	24.78	.23	5.38	5.61	(.25)	(.37)	(.62)	29.77	22.69	1		1.34	(6)	1.32	(6)	1.62	(6)
	Period from 10/1/2008(7) to 6/30/2009	25.00	.74	(.56)	.18	(.40)	-	(.40)	24.78	.82	-	(8)	1.39	(6)	1.35	(6)	4.36	(6)
Class 529-F-1:	Six months ended 12/31/2009(5)	24.79	.29	5.41	5.70	(.32)	(.37)	(.69)	29.80	23.04	1		.84	(6)	.81	(6)	1.96	(6)
	Period from 10/1/2008(7) to 6/30/2009	25.00	.76	(.49)	.27	(.48)	-	(.48)	24.79	1.18	-	(8)	.90	(6)	.86	(6)	4.48	(6)
Class R-1:	Six months ended 12/31/2009(5)	24.76	.18	5.36	5.54	(.19)	(.37)	(.56)	29.74	22.43	3		1.76	(6)	1.72	(6)	1.26	(6)
	Period from 10/1/2008(7) to 6/30/2009	25.00	.45	(.34)	.11	(.35)	-	(.35)	24.76	.52	2		1.82	(6)	1.77	(6)	2.68	(6)
Class R-2:	Six months ended 12/31/2009(5)	24.74	.17	5.38	5.55	(.20)	(.37)	(.57)	29.72	22.46	9		1.84	(6)	1.75	(6)	1.15	(6)
	Period from 10/1/2008(7) to 6/30/2009	25.00	.54	(.44)	.10	(.36)	-	(.36)	24.74	.48	3		1.88	(6)	1.78	(6)	3.22	(6)
Class R-3:	Six months ended 12/31/2009(5)	24.78	.23	5.38	5.61	(.25)	(.37)	(.62)	29.77	22.70	7		1.34	(6)	1.31	(6)	1.57	(6)
	Period from 10/1/2008(7) to 6/30/2009	25.00	.61	(.42)	.19	(.41)	-	(.41)	24.78	.85	3		1.38	(6)	1.33	(6)	3.64	(6)
Class R-4:	Six months ended 12/31/2009(5)	24.79	.28	5.38	5.66	(.29)	(.37)	(.66)	29.79	22.90	3		1.01	(6)	.98	(6)	1.98	(6)
	Period from 10/1/2008(7) to 6/30/2009	25.00	.61	(.37)	.24	(.45)	-	(.45)	24.79	1.09	2		1.07	(6)	1.02	(6)	3.63	(6)
Class R-5:	Six months ended 12/31/2009(5)	24.86	.33	5.39	5.72	(.33)	(.37)	(.70)	29.88	23.06	16		.76	(6)	.73	(6)	2.29	(6)
	Period from 10/1/2008(7) to 6/30/2009	25.00	.76	(.47)	.29	(.43)	-	(.43)	24.86	1.28	6		.81	(6)	.78	(6)	4.65	(6)
Class R-6:	Six months ended 12/31/2009(5)	24.78	.33	5.37	5.70	(.33)	(.37)	(.70)	29.78	23.08	186		.70	(6)	.68	(6)	2.31	(6)
	Period from 5/1/2009 to 6/30/2009	22.97	.25	1.90	2.15	(.34)	-	(.34)	24.78	9.38	64		.12		.12		1.01

	Six months ended	For the period
	December 31, 2009(5)	10/1/2008(7) to 6/30/2009

Portfolio turnover rate for all classes of shares	9%	33%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services and reimbursed other fees and expenses. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Unaudited.
(6)Annualized.
(7)Commencement of operations.
(8)Amount less than $1 million.

See Notes to Financial Statements

Expense example
              unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009, through December 31, 2009).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2009	Ending account value 12/31/2009	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,229.31	$5.39	.96%
Class A -- assumed 5% return	1,000.00	1,020.37	4.89	.96
Class B -- actual return	1,000.00	1,224.81	9.65	1.72
Class B -- assumed 5% return	1,000.00	1,016.53	8.74	1.72
Class C -- actual return	1,000.00	1,224.34	9.81	1.75
Class C -- assumed 5% return	1,000.00	1,016.38	8.89	1.75
Class F-1 -- actual return	1,000.00	1,229.02	5.56	.99
Class F-1 -- assumed 5% return	1,000.00	1,020.21	5.04	.99
Class F-2 -- actual return	1,000.00	1,230.60	3.94	.70
Class F-2 -- assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 529-A -- actual return	1,000.00	1,228.61	5.67	1.01
Class 529-A -- assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class 529-B -- actual return	1,000.00	1,223.64	10.26	1.83
Class 529-B -- assumed 5% return	1,000.00	1,015.98	9.30	1.83
Class 529-C -- actual return	1,000.00	1,223.85	10.26	1.83
Class 529-C -- assumed 5% return	1,000.00	1,015.98	9.30	1.83
Class 529-E -- actual return	1,000.00	1,226.91	7.41	1.32
Class 529-E -- assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class 529-F-1 -- actual return	1,000.00	1,230.44	4.55	.81
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.12	4.13	.81
Class R-1 -- actual return	1,000.00	1,224.34	9.64	1.72
Class R-1 -- assumed 5% return	1,000.00	1,016.53	8.74	1.72
Class R-2 -- actual return	1,000.00	1,224.64	9.81	1.75
Class R-2 -- assumed 5% return	1,000.00	1,016.38	8.89	1.75
Class R-3 -- actual return	1,000.00	1,227.00	7.35	1.31
Class R-3 -- assumed 5% return	1,000.00	1,018.60	6.67	1.31
Class R-4 -- actual return	1,000.00	1,229.05	5.51	.98
Class R-4 -- assumed 5% return	1,000.00	1,020.27	4.99	.98
Class R-5 -- actual return	1,000.00	1,230.64	4.10	.73
Class R-5 -- assumed 5% return	1,000.00	1,021.53	3.72	.73
Class R-6 -- actual return	1,000.00	1,230.84	3.82	.68
Class R-6 -- assumed 5% return	1,000.00	1,021.78	3.47	.68

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2010. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services
The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results
The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital with current income. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related meetings. In addition to the information reviewed by the board and the committee, this report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses
The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits
The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information
The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Results of meeting of shareholders held November 24, 2009

Shares outstanding (all classes) on record date (August 28, 2009):	87,247,279
Total shares voting on November 24, 2009:	60,576,010	(69.4% of shares outstanding)

Election of board members

		Percent of		Percent of
		shares	Votes	shares
Trustee*	Votes for	voting for	withheld	withheld
Mary Jane Elmore	59,330,243	97.9%	1,245,767	2.1%
Robert A. Fox	59,328,216	97.9	1,247,794	2.1
Leonade D. Jones	59,328,553	97.9	1,247,457	2.1
William D. Jones	59,326,271	97.9	1,249,739	2.1
John M. Lillie	59,329,840	97.9	1,246,170	2.1
John G. McDonald	59,315,726	97.9	1,260,284	2.1
James J. Postl	59,328,423	97.9	1,247,587	2.1
Isaac Stein	59,324,785	97.9	1,251,225	2.1
Steven T. Watson	59,331,273	97.9	1,244,737	2.1

	Votes for	Percent of outstanding shares voting for	Votes against	Percent of outstanding shares voting against	Votes abstaining		Percent of outstanding shares abstaining

To approve an Agreement and Plan of Reorganization	47,420,269	54.4%	826,969	0.9%	12,328,772	†	14.1%

	Votes for	Percent of shares voting for	Votes against	Percent of shares voting against	Votes abstaining		Percent of shares abstaining

To update the fund’s fundamental investment policies regarding:
Borrowing	47,236,383	78.0%	993,358	1.6%	12,346,269	†	20.4%
Issuance of senior securities	47,194,190	78.0	997,067	1.6	12,384,753	†	20.4
Underwriting	47,201,016	77.9	975,069	1.6	12,399,925	†	20.5
Investments in real estate or commodities	47,164,644	77.8	1,064,802	1.8	12,346,564	†	20.4
Lending	47,168,633	77.9	1,041,167	1.7	12,366,210	†	20.4
Industry concentration	47,339,477	78.1	872,770	1.5	12,363,763	†	20.4
Elimination of certain policies	47,214,569	77.9	978,510	1.7	12,382,931	†	20.4

To approve a policy allowing CRMC to appoint subsidiary advisers for the fund’s day-to-day investment management without additional shareholder approval	46,561,614	76.9	1,661,381	2.7	12,353,015	†	20.4

To approve amendments to the fund’s Investment Advisory and Service Agreement with CRMC	46,729,334	77.1	1,438,208	2.4	12,408,468	†	20.5

To approve a form of Subsidiary Agreement and appointment of one or more subsidiary advisers for the fund	46,164,377	76.2	1,941,293	3.2	12,470,340		20.6

*Henry E. Riggs did not stand for election at the Meeting of Shareholders because he plans to retire in December 2010.
†Includes broker non-votes.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2009:

			Life
	1 year	5 years	of class

Class B shares1 — first sold 10/1/08
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	29.33%	—	15.01%
Not reflecting CDSC	34.33	—	18.09

Class C shares — first sold 10/1/08
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	33.24	—	18.04
Not reflecting CDSC	34.24	—	18.04

Class F-1 shares2 — first sold 10/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	35.29	—	18.95

Class F-2 shares2 — first sold 10/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	35.65	—	19.27

Class 529-A shares3 — first sold 10/1/08
Reflecting 5.75% maximum sales charge	27.38	—	13.30
Not reflecting maximum sales charge	35.16	—	18.82

Class 529-B shares1,3 — first sold 10/1/08
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold within
six years of purchase	29.16	—	14.85
Not reflecting CDSC	34.16	—	17.93

Class 529-C shares3 — first sold 10/1/08
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	33.15	—	17.93
Not reflecting CDSC	34.15	—	17.93

Class 529-E shares2,3 — first sold 10/1/08	34.88	—	18.56

Class 529-F-1 shares2,3 — first sold 10/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	35.51	—	19.17

1These shares are not available for purchase.
2These shares are sold without any initial or contingent deferred sales charge.
3Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 1, 2008, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Office of the fund
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2009, portfolio of International Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

International Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of International Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2010, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 25 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
>International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
American Balanced Fund®

•Bond funds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market FundSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit No. MFGESR-934-0210P

Litho in USA CGD/RRD/9996-S22179

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

International Growth and Income FundSM
Investment portfolio

December 31, 2009
 unaudited

Common stocks — 84.80%	Shares	Value (000)

FINANCIALS — 18.04%
Bank of Nova Scotia	1,424,000	$66,962
Prudential PLC1	6,340,000	64,670
HSBC Holdings PLC (Hong Kong)1	4,348,000	49,505
HSBC Holdings PLC (United Kingdom)1	1,000,000	11,427
QBE Insurance Group Ltd.1	2,254,700	51,460
AXA SA1	2,016,939	47,666
Australia and New Zealand Banking Group Ltd.1	1,874,945	38,145
Itaú Unibanco Holding SA, preferred nominative	1,590,000	35,304
UBS AG1,2	2,267,000	34,787
Fairfax Financial Holdings Ltd.	70,000	27,297
Sampo Oyj, Class A1	1,110,000	26,920
BNP Paribas SA1	325,297	25,652
Nomura Holdings, Inc.1	3,200,000	23,596
Industrial and Commercial Bank of China Ltd., Class H1	26,690,000	21,906
ING Groep NV, depository receipts1,2	2,157,252	20,839
Absa Group Ltd.1	1,077,000	18,662
Macquarie Group Ltd.1	401,000	17,167
DnB NOR ASA1,2	1,417,777	15,388
Unibail-Rodamco SE, non-registered shares1	52,400	11,527
Banco Santander, SA1	606,593	9,959
Société Générale1	133,062	9,200
		628,039

CONSUMER STAPLES — 12.58%
British American Tobacco PLC1	2,700,000	87,703
Tesco PLC1	10,867,000	74,762
Anheuser-Busch InBev NV1	1,402,240	72,392
Unilever NV, depository receipts1	1,890,700	61,564
Kimberly-Clark de México, SAB de CV, Class A	8,405,000	37,643
Coca-Cola Amatil Ltd.1	2,563,626	26,416
Pernod Ricard SA1	241,740	20,735
Beiersdorf AG1	200,000	13,135
Grupo Modelo, SAB de CV, Series C2	2,221,000	12,398
Foster’s Group Ltd.1	2,500,000	12,301
X5 Retail Group NV (GDR)1,2	360,000	11,479
Diageo PLC1	421,000	7,352
		437,880

TELECOMMUNICATION SERVICES — 9.70%
Telefónica, SA1	2,968,000	82,662
Koninklijke KPN NV1	4,437,700	75,216
Telefónica 02 Czech Republic, AS1	2,357,000	53,567
Taiwan Mobile Co., Ltd.1	14,430,000	28,072
Bell Aliant Regional Communications Income Fund	855,000	22,896
KDDI Corp.1	3,960	20,895
América Móvil, SAB de CV, Series L (ADR)	424,000	19,920
China Mobile Ltd.1	1,463,000	13,638
France Télécom SA1	480,800	11,996
China Telecom Corp. Ltd., Class H1	16,000,000	6,621
Vodafone Group PLC1	1,045,500	2,424
		337,907

INDUSTRIALS — 7.83%
Schneider Electric SA1	526,102	60,905
Mitsubishi Corp.1	1,771,200	44,063
Orkla AS1	3,789,000	36,964
Siemens AG1	265,000	24,289
Cia. de Concessões Rodoviárias, ordinary nominative	1,000,000	22,892
Geberit AG1	128,576	22,750
G4S PLC1	4,053,906	16,965
Qantas Airways Ltd.1	5,826,126	15,484
AB SKF, Class B1	850,000	14,611
Vallourec SA1	76,000	13,813
		272,736

INFORMATION TECHNOLOGY — 7.68%
Nintendo Co., Ltd.1	233,000	55,269
MediaTek Inc.1	2,810,000	48,852
Cielo SA, ordinary nominative	4,109,000	36,174
Taiwan Semiconductor Manufacturing Co. Ltd.1	17,991,506	36,130
Canon, Inc.1	844,000	35,701
Samsung Electronics Co. Ltd.1	24,000	16,403
Keyence Corp.1	66,000	13,615
SAP AG1	250,000	11,782
HTC Corp.1	931,000	10,607
HOYA CORP.1	114,800	3,045
		267,578

UTILITIES — 7.60%
Hongkong Electric Holdings Ltd.1	10,871,000	59,074
GDF Suez1	1,177,340	51,040
SUEZ Environnement Co.1	1,714,000	39,567
E.ON AG1	810,000	33,791
Cia. Energética de Minas Gerais — Cemig, preferred nominative	1,174,875	21,306
Snam Rete Gas SpA1	4,285,000	21,292
National Grid PLC1	1,635,000	17,896
CLP Holdings Ltd.1	1,550,000	10,475
RWE AG1	105,000	10,196
		264,637

MATERIALS — 6.94%
L’Air Liquide SA, non-registered shares1	352,000	41,521
K+S AG1	638,000	36,648
Impala Platinum Holdings Ltd.1	1,225,000	33,324
CRH PLC1	1,186,072	32,104
BHP Billiton PLC (ADR)	394,600	25,195
Syngenta AG1	80,800	22,616
Orica Ltd.1	869,203	20,146
BHP Billiton Ltd. (ADR)	155,000	11,870
Anglo American PLC (ZAR denominated)1,2	235,000	10,049
Barrick Gold Corp.	206,000	8,112
		241,585

ENERGY — 6.60%
TOTAL SA1	1,412,300	90,436
Royal Dutch Shell PLC, Class B1	3,001,000	87,563
OAO Gazprom (ADR)1	795,600	19,832
Saipem SpA, Class S1	575,700	19,763
Oil Search Ltd.1	2,240,000	12,220
		229,814

HEALTH CARE — 4.61%
Roche Holding AG1	211,700	35,974
Novartis AG1	555,000	30,204
GlaxoSmithKline PLC1	930,000	19,726
Sanofi-aventis1	250,000	19,582
Smith & Nephew PLC1	1,839,400	18,912
Shionogi & Co., Ltd.1	850,000	18,393
CSL Ltd.1	610,000	17,745
		160,536

CONSUMER DISCRETIONARY — 3.03%
Toyota Motor Corp.1	1,014,300	42,642
H & M Hennes & Mauritz AB, Class B1	479,700	26,565
Cie. Générale des Établissements Michelin, Class B1	274,700	21,056
OPAP SA1	700,000	15,313
		105,576

MISCELLANEOUS — 0.19%
Other common stocks in initial period of acquisition		6,536

Total common stocks (cost: $2,410,829,000)		2,952,824

Preferred stocks — 0.43%

FINANCIALS — 0.43%
Barclays Bank PLC 14.00%3	3,570,000	7,419
SMFG Preferred Capital USD 3 Ltd. 9.50%3,4	5,410,000	5,708
Resona Preferred Global Securities (Cayman) Ltd. 7.191%3,4	2,355,000	1,928

Total preferred stocks (cost: $11,645,000)		15,055

	Principal amount
Convertible securities — 0.50%	(000)

MATERIALS — 0.32%
Sino-Forest Corp. 4.25% convertible notes 20164	$10,000	11,189

MISCELLANEOUS — 0.18%
Other convertible securities in initial period of acquisition		6,284

Total convertible securities (cost: $13,750,000)		17,473

	Principal amount	Value
Bonds & notes — 4.28%	(000)	(000)

FINANCIALS — 1.31%
Westfield Group 5.40% 20124	$5,190	$5,509
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20144	2,690	2,778
Westfield Group 5.70% 20164	6,290	6,478
Westfield Group 7.125% 20184	13,515	14,800
Société Générale 6.999% (undated)3	€6,200	8,171
Royal Bank of Scotland Group PLC 5.00% 2014	$7,657	6,774
Resona Bank, Ltd. 5.85% (undated)3,4	1,290	1,127
		45,637

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 1.16%
Brazilian Treasury Bill 0% 2010	BRL40,200	23,056
Brazil (Federal Republic of) 10.00% 20121	31,000	17,233
		40,289

CONSUMER DISCRETIONARY — 0.73%
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	$11,645	12,237
DaimlerChrysler North America Holding Corp. 5.875% 2011	2,000	2,092
DaimlerChrysler North America Holding Corp. 7.75% 2011	1,450	1,542
DaimlerChrysler North America Holding Corp. 7.30% 2012	4,642	5,049
DaimlerChrysler North America Holding Corp. 6.50% 2013	4,040	4,432
		25,352

CONSUMER STAPLES — 0.48%
British American Tobacco International Finance PLC 8.125% 20134	12,159	14,067
British American Tobacco International Finance PLC 9.50% 20184	2,000	2,544
		16,611

INFORMATION TECHNOLOGY — 0.36%
NXP BV and NXP Funding LLC 3.034% 20133	5,775	4,815
NXP BV and NXP Funding LLC 7.875% 2014	8,475	7,733
		12,548

ENERGY — 0.18%
Gaz Capital SA 7.343% 2013	100	106
Open Joint Stock Co. Gazprom 9.625% 2013	3,500	3,930
Gaz Capital SA 8.146% 2018	1,005	1,064
Gazprom International SA 7.201% 20205	945	979
Gaz Capital SA 7.288% 2037	200	186
		6,265

TELECOMMUNICATION SERVICES — 0.06%
Digicel Group Ltd. 12.00% 20144	2,000	2,253

Total bonds & notes (cost: $110,895,000)		148,955

Short-term securities — 9.67%

International Bank for Reconstruction and Development 0.15%–0.17% due 2/1–3/15/2010	62,300	62,294
Freddie Mac 0.12%–0.31% due 3/2–9/14/2010	50,000	49,970
General Electric Capital Corp. 0.01%–0.21% due 1/4–4/26/2010	35,900	35,881
Park Avenue Receivables Co., LLC 0.16% due 1/19/20104	15,700	15,699
JPMorgan Chase Funding Inc. 0.18% due 1/19/20104	13,000	12,998
National Australia Funding (Delaware) Inc. 0.20% due 1/14/20104	25,000	24,998
ING (U.S.) Funding LLC 0.18% due 2/16/2010	25,000	24,993
GDF SUEZ 0.19% due 1/7/20104	23,800	23,799
Eni Finance USA Inc. 0.17% due 1/15/20104	20,000	19,999
Bank of Nova Scotia 0.15% due 1/19/2010	15,500	15,499
Variable Funding Capital Corp. 0.16% due 1/8/20104	14,200	14,199
BNP Paribas Finance Inc. 0.16% due 1/11/2010	13,500	13,499
Caisse d’Amortissement de la Dette Sociale 0.13% due 1/5/2010	9,800	9,800
Province of Ontario 0.19% due 1/29/2010	8,000	7,999
KfW 0.20% due 1/29/20104	5,100	5,099

Total short-term securities (cost: $336,708,000)		336,726

Total investment securities (cost: $2,883,827,000)		3,471,033
Other assets less liabilities		11,078

Net assets		$3,482,111

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $2,622,088,000, which represented 75.30% of the net assets of the fund. This amount includes $2,604,855,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

2Security did not produce income during the last 12 months.
3Coupon rate may change periodically.

4Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $185,172,000, which represented 5.32% of the net assets of the fund.

5Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviations and symbol

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
BRL = Brazilian reais
€ = Euros
ZAR = South African rand

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-934-0210O-S21415

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL GROWTH AND INCOME FUND, INC.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 26, 2010

By /s/ Jennifer M. Buchheim
Jennifer M. Buchheim, Treasurer and Principal Financial Officer

Date: February 26, 2010